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                                                                     EXHIBIT 23

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following Registration Statements of Lockheed Martin Corporation:

(1)    Registration Statement Number 33-58067 on Form S-3, dated
       March 14, 1995;

(2)    Registration Statement Numbers: 33-58073, 33-58075, 33-58077, 33-58079,
       33-58081, 33-58085 and 33-58097 on Form S-8, each dated March 15, 1995;

(3) Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement (Form S-4 No. 33-57645), dated March 15, 1995;

(4)    Registration Statement Number 33-63155 on Form S-8, dated
       October 3, 1995;

(5) Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement Number 33-58083, dated January 22, 1997;

(6) Registration Statement Numbers: 333-20117 and 333-20139 on Form S-8, each dated January 22, 1997;

(7)    Registration Statement Number 333-27309 on Form S-8, dated May 16, 1997;

(8)    Registration Statement Number 333-37069 on Form S-8, dated
       October 2, 1997;

(9)    Registration Statement Number 333-40997 on Form S-8, dated
       November 25, 1997;

(10)   Registration Statement Number 333-58069 on Form S-8, dated June 30, 1998;

(11)   Registration Statement Number 333-69295 on Form S-8, dated
       December 18, 1998;

(12)   Registration Statement Number 333-92197 on Form S-8, dated
       December 6, 1999;

(13)   Registration Statement Number 333-92363 on Form S-8, dated
       December 8, 1999;

(14)   Registration Statement Number 333-42984 on Form S-8, dated
       August 3, 2000;

(15) Post-Effective Amendments No. 2 and 3 on Form S-8 to the Registration Statement Number 333-78279, each dated August 3, 2000;





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(16)   Registration Statement Number 333-43048 on Form S-3, dated
       August 4, 2000;

(17)   Registration Statement Number 333-56926 on Form S-8, dated
       March 12, 2001; and

of our report dated January 21, 2002, with respect to the consolidated financial statements of Lockheed Martin Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 2001.

                                                   /s/ Ernst & Young LLP

McLean, Virginia
March 4, 2002